                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___ )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

                                T/R Systems, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)Title of each class of securities to which transaction applies:

    (2)Aggregate number of securities to which transaction applies:

    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)Proposed maximum aggregate value of transaction:

    (5)Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)Amount Previously Paid:

    (2)Form, Schedule or Registration Statement No.:

    (3)Filing Party:

    (4)Date Filed:

                               [TR SYSTEMS LOGO]

                                          April 13, 2000

To Our Shareholders:

     You are cordially invited to attend the 2000 Annual Meeting of the Shareholders of T/ R Systems, Inc., which will be held at the Atlanta Marriott Gwinnett Place, 1775 Pleasant Hill Road, Duluth, Georgia, on Thursday, May 11, 2000 at 2:00 p.m.

     Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting and proxy statement.

     It is important that you use this opportunity to take part in the affairs of T/R Systems by voting on the business to come before the meeting. If you do not plan to attend the meeting, please complete, sign, date and return the enclosed proxy in the accompanying reply envelope. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Michael E. Kohlsdorf
                                          Michael E. Kohlsdorf
                                          President and Chief Executive Officer

                               T/R SYSTEMS, INC.
                              1300 OAKBROOK DRIVE
                            NORCROSS, GEORGIA 30093

               NOTICE OF THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 2000

     The 2000 Annual Meeting of Shareholders of T/R Systems, Inc. (the "Company") will be held at the Atlanta Marriott Gwinnett Place, 1775 Pleasant Hill Road, Duluth, Georgia, at 2:00 p.m. on Thursday, May 11, 2000, for the following purposes:

     1. To elect three Class I directors to serve a three-year term;

     2. To ratify and approve the Company's 2000 Employee Stock Purchase Plan;

     3. To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the 2001 fiscal year; and

     4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on March 29, 2000 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Lyle W. Newkirk
                                          Lyle W. Newkirk
                                          Secretary

Norcross, Georgia
April 13, 2000

                             YOUR VOTE IS IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                               T/R SYSTEMS, INC.
                              1300 OAKBROOK DRIVE
                            NORCROSS, GEORGIA 30093
                            ------------------------

                                PROXY STATEMENT
                    FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2000
                            ------------------------

                              GENERAL INFORMATION

     The Board of Directors of T/R Systems, Inc., a Georgia corporation (the "Company"), is providing this proxy statement in connection with the solicitation of proxies for use at the 2000 Annual Meeting of Shareholders of the Company (the "Meeting"), to be held at the Atlanta Marriott Gwinnett Place, 1775 Pleasant Hill Road, Duluth, Georgia, on Thursday, May 11, 2000, at 2:00 p.m. local time.

     This proxy statement and the accompanying form of proxy are first being sent or given to shareholders on or about April 13, 2000 along with an annual report to shareholders for the fiscal year ended January 31, 2000. The Company will pay the cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses for sending proxy materials to their principals. In addition to the use of the mail, employees or officers of the Company may also solicit proxies by telephone, telecopy or in person.

     Only shareholders of record of the Company's $0.01 par value, common stock (the "Common Stock") at the close of business on Wednesday, March 29, 2000 are entitled to notice of, and to vote at, the Meeting. On March 29, 2000, there were 11,748,451 shares of Common Stock outstanding. Each holder of record at the close of business on March 29, 2000 is entitled to one vote for each share on each matter to be voted on at the Meeting. The majority of the outstanding shares of Common Stock must be present or represented at the Meeting in order to have a quorum.

     In determining whether a quorum exists at the Meeting, all shares represented for any purpose at the Meeting (other than shares present solely to object to holding or to transacting business at the Meeting), including abstentions (as well as instructions to withhold authority to vote) and broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) will be counted. Abstentions and broker non-votes will not count as votes for or against any of the proposals expected to be voted upon at the Meeting.

     Votes cast by proxy or in person will be tabulated by the inspector of elections appointed by the board of directors of the Company. Assuming a quorum is present at the Meeting, directors will be elected by a plurality of all votes cast and the other proposals will be approved if the votes cast favoring the proposal exceed the votes cast opposing the proposal.

     The enclosed proxy, if properly signed and returned, will be voted in accordance with its terms. You may revoke your proxy at any time prior to the meeting by delivering to the Secretary of the Company written notice of such revocation or a proxy with a later date, or by attending and voting in person at the Meeting.

     The Company's principal executive offices are located at 1300 Oakbrook Drive, Norcross, Georgia 30093.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

CLASSIFICATION OF DIRECTORS

     The Company's second amended and restated articles of incorporation and bylaws provide for a staggered board of directors. Upon election at the annual meeting of each class of directors whose term expires, directors in that class who are elected will serve for a term of three years. There are no family relationships between any director, executive officer or person nominated to become a director or executive officer of the Company. The seven directors comprising the Company's board of directors are divided into three classes:

     - Charles H. Phipps, Peter S. Sealey and Kevin J. McGarity are designated as class I directors who have been nominated for reelection as directors to serve until the annual meeting of shareholders in 2003;

     - E. Neal Tompkins and Philip T. Gianos are designated as class II directors whose term will expire at the annual meeting of shareholders in 2001; and

     - Michael E. Kohlsdorf and C. Harold Gaffin are designated as class III directors whose term will expire at the annual meeting of shareholders in 2002.

Messrs. Phipps, Tompkins, Gianos, Kohlsdorf and Gaffin were elected under a shareholders' agreement among T/R Systems and the holders of some series of our then-outstanding preferred stock. This agreement is no longer in effect.

     Set forth below is certain information with respect to each director nominee and each director whose term continues after the Meeting.

NOMINEES FOR ELECTION -- CLASS I (TERM EXPIRES IN 2003)

     Charles H. Phipps, age 74, has served as chairman of the board since 1994. Mr. Phipps has been a general partner of Sevin Rosen funds, a group of venture capital funds, for twelve years.

     Peter S. Sealey, age 59, has served as a director since March 2000. Mr. Sealey has been an Adjunct Professor of Marketing at the Haas School of Business of the University of California since 1998. Prior to that, he had been a lecturer at the Haas School of Business since 1994. Mr. Sealey currently serves as a director of AutoWeb.com, Inc., Cybergold, Inc., L90, Inc. and Mediaplex, Inc.

     Kevin J. McGarity, age 53, has served as a director since March 2000. Mr. McGarity held various sales positions with Texas Instruments, Inc., an electronics manufacturer, from 1972 until 1999, including most recently senior vice president, worldwide marketing and sales. Mr. McGarity has been a director on the Management Board of Avnet, Inc., a distributor of electronic components and computer products, since 1999 and is also an independent technology consultant.

CLASS II (TERM EXPIRES IN 2001)

     E. Neal Tompkins, age 55, is a co-founder of T/R Systems and has served as a director and our chief technology officer since our founding in September 1991. Mr. Tompkins served as our president from September 1991 until September 1996, and has served as our executive vice president since that date.

     Philip T. Gianos, age 50, has served as a director since February 1996. Since 1982, Mr. Gianos has been a general partner of InterWest Partners, a group of venture capital funds. Mr. Gianos currently serves as a director of Xilinx Inc. and Ramp Networks, Inc.

CLASS III (TERM EXPIRES IN 2002)

     Michael E. Kohlsdorf, age 44, has served as our president, chief executive officer and a director since September 1996. From 1993 to September 1996, Mr. Kohlsdorf held a variety of positions at Brock Control Systems, Inc., a sales automation software company, now known as FirstWave Technologies, Inc., most recently serving as president, chief operating officer and chief financial officer.

     C. Harold Gaffin, age 60, has served as a director since 1994. Mr. Gaffin has been the director, School of Printing Management and Sciences at the Rochester Institute of Technology since 1994.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of each nominated director.

BOARD MEETINGS AND COMMITTEES

     During our 2000 fiscal year, the board of directors held meetings or acted by written consent ten times. Each incumbent director attended at least 75% of the aggregate number of meetings of the board of directors and the committees of which they were a member during the last fiscal year.

     Our audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent auditors. The audit committee currently consists of Messrs. Gaffin and Phipps. The audit committee met one time during our 2000 fiscal year.

     Our compensation committee reviews and recommends to the board of directors the compensation and benefits of our executive officers and, together with the board of directors, administers some of our stock option plans. The compensation committee currently consists of Messrs. Gaffin and Gianos. The compensation committee met twice during our 2000 fiscal year.

     The board of directors does not have a nominating committee or any other standing committee.

DIRECTOR COMPENSATION

     Directors who are executive officers of T/R Systems receive no additional compensation for their services as a director or as a member of a committee of the board of directors. Directors who are not executive officers of T/R Systems are paid $9,000 annually for their services as a director. Additionally, directors who serve on any committee are paid an additional $3,000 annually. Directors are reimbursed for reasonable travel expenses. In addition, T/R Systems grants each outside director an annual option to purchase up to 15,000 shares of our common stock. Each option vests in three equal annual installments commencing on the first anniversary of the date of grant and has an exercise price equal to the fair market value on the date of grant.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table presents information about the beneficial ownership of our Common Stock as of March 29, 2000 by:

     - each of our directors;

     - each executive officer named in the summary compensation table below;

     - all of our directors and executive officers as a group; and

     - each person or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our Common Stock.

     Except as otherwise indicated, each shareholder listed in the table has sole voting and investment powers over the Common Stock owned by him. Beneficial ownership is determined under the rules of the Securities and Exchange Commission. Unless otherwise specified, the address of each of the individuals or entities named below is: c/o T/R Systems, Inc., 1300 Oakbrook Drive, Norcross, Georgia 30093.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              --------------------
NAME OF BENEFICIAL OWNER                                       NUMBER      PERCENT
------------------------                                      ---------    -------
DIRECTORS AND EXECUTIVE OFFICERS
Charles H. Phipps(1)........................................  1,551,380     13.2%
Philip T. Gianos(2).........................................  1,032,869      8.8
E. Neal Tompkins(3).........................................    530,845      4.5
Michael E. Kohlsdorf(4).....................................    345,543      2.9
Michael W. Barry(5).........................................     55,510      1.3
Andrew Nathan(6)............................................     36,363        *
C. Harold Gaffin(7).........................................     18,179        *
R. Dean Nolley (8)..........................................     11,363        *
Peter S. Sealey.............................................      5,000        *
Kevin J. McGarity...........................................         --       --
Directors and executive officers as a group (14
  persons)(9)...............................................  3,877,693     31.5
OTHER 5% SHAREHOLDERS
Entities affiliated with Sevin Rosen Funds IV L.P.(1).......  1,551,380     13.2
Noro-Moseley Partners II, L.P.(10)..........................  1,176,890     10.0
Aperture Associates, L.P.(11)...............................  1,153,536      9.8
Entities affiliated with InterWest Management Partners V,
  L.P.(2)...................................................  1,026,869      8.7
Entities affiliated with Crown Advisors, Ltd.(12)...........    650,503      5.5

---------------
  *  Represents beneficial ownership of less than 1% of our Common Stock.

 (1) The information relating to aggregate share ownership was provided to the Company pursuant to a Schedule 13G filed with the Securities and Exchange Commission and includes:

       - 3,030 shares held by Sevin Rosen Bayless Management Co. Mr. Phipps is a vice president and principal shareholder of Sevin Rosen Bayless; and

       - 1,548,350 shares held by Sevin Rosen Funds IV L.P. Mr. Phipps is a general partner of these funds. As a general partner, Mr. Phipps has shared voting and dispositive power over these shares.

     Mr. Phipps disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest. The address of Mr. Phipps and the Sevin Rosen funds is Two Galleria Tower, 13455 Noel Road, Suite 1670, Dallas, Texas 75240.

 (2) The information relating to aggregate share ownership was provided to the Company pursuant to a Schedule 13G filed with the Securities and Exchange Commission. Mr. Gianos' shares consist of:

       - 5,000 shares held in a revocable living trust for the benefit of Mr. Gianos and his wife;

       - 500 shares owned by each of Mr. Gianos' two sons; and

       - 1,026,869 shares held by entities affiliated with InterWest Management Partners V, L. P. which consist of:

         - 1,020,448 shares held by InterWest Partners V, L.P.; and

         - 6,421 shares held by InterWest Investors V.

     Mr. Gianos is a general partner of InterWest Management Partners V, L.P., the general partner of InterWest Partners V, L.P. As a general partner, Mr. Gianos has shared voting and dispositive power over the shares held by these funds. Some of the general partners of InterWest Management Partners are general partners of InterWest Investors. Mr. Gianos disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest. The address of Mr. Gianos and the InterWest funds is 3000 Sand Hill Road, No. 3-255, Menlo Park, California 94025.

 (3) Includes:

       - 100,000 shares issuable upon exercise of options exercisable within 60 days of March 29, 2000;

       - 9,090 shares held by Mr. Tompkins and his wife as joint tenants;

       - 170,049 shares held by Mr. Tompkins' wife; and

       - 30,303 shares held by Mr. Tompkins' daughter.

 (4) Includes 234,242 shares of common stock issuable upon exercise of options exercisable within 60 days of March 29, 2000.

 (5) Includes 102,878 shares of common stock issuable upon exercise of options exercisable within 60 days of March 29, 2000.

 (6) Consists of 36,363 shares of common stock issuable upon exercise of options exercisable within 60 days of March 29, 2000.

 (7) Includes 6,818 shares of common stock issuable upon exercise of options exercisable within 60 days of March 29, 2000.

 (8) Consists of 11,363 shares of common stock issuable upon exercise of options exercisable within 60 days of March 29, 2000.

 (9) Includes 567,434 shares of common stock issuable upon exercise of options exercisable within 60 days of March 29, 2000. See also footnotes (3) through (8) above.

(10) This information was provided to the Company pursuant to a Schedule 13G filed with the Securities and Exchange Commission. The address of Noro-Moseley is 9 North Parkway Square, 4200 Northside Parkway, N.W., Atlanta, Georgia 30327.

(11) This information was provided to the Company pursuant to a Schedule 13G filed with the Securities and Exchange Commission. The address of Aperture Associates, L.P. is 505 Montgomery Street, 21st Floor, San Francisco, California 94111.

(12) The information relating to aggregate share ownership was provided to the Company pursuant to a Schedule 13G filed with the Securities and Exchange Commission and includes:

       - 151,913 shares held by Crown Trust and 48,484 shares held by Parson Finance Limited. David F. Bellet is the chairman of these funds' administrators;

       - 197,171 shares held by Crown Associates III, L.P., 94,000 shares held by Crown Glynn Associates, L.P. and 102,727 shares held by Crown Growth Partners, L.P. Mr. Bellet is a general partner of the general partners of these entities;

       - 6,060 shares held by Roundtable Associates, L.L.C., of which Mr. Bellet is a managing member; and

       - 50,148 shares held by Mr. Bellet.

     Except for the shares held directly by Mr. Bellet, he has shared voting and dispositive power over the shares and disclaims beneficial ownership except to the extent of his pecuniary interest. The address of each of Mr. Bellet and the Crown entities is The Lincoln Building, Suite 3405, 60 East 42nd Street, New York, New York 10165.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended, the Company's directors and officers, and any persons who own more than 10% of the Company's Common Stock are required to file initial reports of ownership and reports of changes in ownership with the SEC. Specific due dates have been established by the SEC, and the Company is required to disclose in this proxy statement any failure to file by those dates. Based solely upon its review of copies of such reports for the Company's 2000 fiscal year received by it, and written representations from the Company's directors and officers, the Company believes that all filing requirements applicable to directors, officers and 10% beneficial owners for the Company's 2000 fiscal year have been complied with, except for the inadvertent late filing of one Form 4 relating to one transaction by E. James White.

                             EXECUTIVE COMPENSATION

     The following table presents the compensation earned by our chief executive officer and our other four most highly compensated executive officers whose salary and bonus for the fiscal year ended January 31, 2000 was in excess of $100,000, referred to as the named executive officers. "All Other Compensation" consists of matching contributions to our 401(k) plan.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------
                                                    ANNUAL COMPENSATION     SECURITIES
                                           FISCAL   --------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR    SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)
---------------------------                ------   ---------   --------   ------------   ---------------
Michael E. Kohlsdorf.....................   2000    $216,343    $112,500          --          $1,812
  President and Chief Executive Officer     1999     200,000      33,333          --             242

E. Neal Tompkins.........................   2000     159,806      75,000          --           3,859
  Executive Vice President and Chief        1999     150,000      25,000          --           2,482
  Technology Officer

Andrew Nathan............................   2000     120,000     120,000          --              --
  Vice President, OEM Sales                 1999     120,000      36,000          --              --

R. Dean Nolley...........................   2000     132,000      87,000          --           2,014
  Vice President, North American Sales      1999       2,538          --          --              --

Michael W. Barry.........................   2000     151,538      45,000          --           3,859
  Senior Vice President, Development        1999     141,558      15,000      15,152           2,326
  and Engineering

OPTION GRANTS IN LAST FISCAL YEAR

     There were no option grants in the last fiscal year to any of our named executive officers.

OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table presents option exercises and the value realized from those exercises during the 2000 fiscal year, as well as the aggregate number of shares subject to unexercised options that were held at the end of the 2000 fiscal year by each named executive officer. The value realized represents the aggregate market value of the underlying securities on the exercise date, as determined by the board of directors, minus the aggregate exercise price paid for those shares. Also presented is the value of in-the-money options, which represents the aggregate market value of the underlying Common Stock at the end of the 2000 fiscal year minus the aggregate exercise price payable for those shares. The aggregate market value was calculated using a price per share of $12.0625, the closing price of the Common Stock on the Nasdaq National Market on the last day of the 2000 fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                           SHARES       VALUE        OPTIONS AT FY-END(#)              AT FY-END($)
                                         ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                                     EXERCISE(#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                     -----------   --------   -----------   -------------   -----------   -------------
Michael E. Kohlsdorf...................    119,394     $799,912     234,242        171,819      $2,631,123     $1,929,957
E. Neal Tompkins.......................     36,363      260,723     100,000             --       1,123,250             --
Andrew Nathan..........................         --           --      36,363         36,364         408,447        408,459
R. Dean Nolley.........................         --           --      11,363         34,092          80,819        242,479
Michael W. Barry.......................      2,424       18,980     102,878         75,304       1,163,923        828,632

EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with Michael E. Kohlsdorf and E. Neal Tompkins.

     Under our agreement with Mr. Kohlsdorf, he is entitled to receive a base salary and an annual bonus of up to 50% of his base salary dependent upon T/R Systems achieving objectives approved by the board of directors. Mr. Kohlsdorf's base salary is currently $225,000. Under his employment agreement, we granted Mr. Kohlsdorf an option to purchase 363,636 shares of common stock at an exercise price of $0.83 per share in September 1996. In November 1997, we granted Mr. Kohlsdorf an option to purchase an additional 161,819 shares of common stock also at an exercise price of $0.83 per share. If we terminate Mr. Kohlsdorf's employment, all unvested options held by Mr. Kohlsdorf will continue to vest for one year following his termination and he will be paid his base salary for one year from the date of his termination.

     Under Mr. Tompkins' employment agreement, he is entitled to receive a base salary and an annual bonus which is determined based on our operating results, and is entitled to participate in all of our benefit plans. Mr. Tompkins' employment agreement had an initial term of five years, and is renewed annually unless otherwise terminated. Under this employment agreement, Mr. Tompkins is prohibited from competing, directly or indirectly, with the business of T/R Systems in the United States, Europe and Japan. He is also generally prohibited from soliciting employees or customers of T/R Systems during the term of the agreement and for one year following the termination of the agreement. If we terminate Mr. Tompkins' employment for breaches of the agreement, fraud or misappropriation of our assets, we will pay his base salary through the last day of the calendar month in which the termination occurs. In that case, Mr. Tompkins is entitled to receive his performance-based bonus earned to date, but all unvested stock options are forfeited. If we otherwise terminate Mr. Tompkins' employment, all his options to purchase shares of our common stock immediately vest.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our compensation committee currently consists of Messrs. Gaffin and Phipps. Neither of the members of our compensation committee was at any time during the 2000 fiscal year, or any other time, an officer or employee of T/R Systems. Neither member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee operates under a statement of responsibilities approved by the Company's board of directors. The compensation committee reviews and recommends to the board of directors the compensation and benefits of the chief executive officer and other executive officers and, together with the board of directors, administers some of our stock option plans. The key elements of executive compensation are base salary, annual incentive compensation and long-term incentive compensation. The compensation committee's recommendations to the board are based on an evaluation of the Company's performance, comparative compensation data and each executive's performance. Company performance is typically measured against internally established performance criteria. Comparative compensation data is obtained from various external sources.

     The base salary of each new executive officer is determined by the compensation committee based on such executive officer's experience and responsibilities. The compensation committee reviews the base salaries of all executive officers, including the CEO, from time to time to ensure that they are appropriate for each executive officer. These periodic reviews are based on evaluations of the performance of the Company and of each executive officer's individual performance, and also take into account new responsibilities as well as changes in the competitive marketplace. Based on these reviews, the compensation committee will recommends salary adjustments to the board of directors.

     In addition to base salary, each executive officer is eligible to receive annual incentive compensation in the form of a cash bonus. The cash bonus is based on achievement of performance goals established by the compensation committee and approved by the board of directors at the beginning of each fiscal year. These performance goals are generally based on internally established targets for revenue and profitability. In fiscal 2000, the performance goals for Messrs. Nolley and Nathan were based on the revenue generated through their respective sales channels as well as revenue and profitability for the Company as a whole. For the CEO and all other executive officers, goals were based on revenue and profitability of the Company as a whole. The CEO is entitled to a bonus of up to 50% of his base salary pursuant to the terms of his employment agreement. Bonus levels for the remaining executive officers are based on target bonus awards determined at the beginning of the year and are a function of each executive officer's level of responsibility within the Company. At the end of the fiscal year, the compensation committee meets and evaluates the performance of the executive officers based on the performance goals set the beginning of the year and makes recommendations for incentive cash bonuses to the board of directors.

     Additionally, all executive officers are eligible to receive long-term incentive compensation in the form of grants of stock options from time to time pursuant to our stock option plans. The compensation committee periodically recommends stock option grants for executive officers. The grant of stock option awards to executive officers is intended to foster and promote the long-term financial success of the Company and to materially increase shareholder value by motivating superior performance, aligning the interests of management with those of our shareholders and enabling the Company to attract and retain the services of an outstanding management team. Stock option grant levels are determined based on competitive data obtained by the committee, prior option grants and an evaluation of each executive's contribution to the Company's business results. The board of directors approves all stock option grants.

                                          COMPENSATION COMMITTEE

                                          C. Harold Gaffin
                                          Philip T. Gianos

                            STOCK PERFORMANCE GRAPH

     Our Common Stock did not commence "regular-way" trading on the Nasdaq National Market until the completion of our initial public offering on January 31, 2000. A comparison of our Common Stock performance for the fiscal year ended January 31, 2000 would not be meaningful, and we have omitted the stock performance graph from this proxy statement.

                                 PROPOSAL NO. 2

         RATIFICATION AND APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

     The board of directors believes that employee ownership of the Common Stock of the Company serves as an incentive, encouraging employees to continue their employment and perform diligently their duties as employees of the Company. Therefore, the board of directors has authorized the Company to establish the T/R Systems, Inc. 2000 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"). The following description of the material elements of the Employee Stock Purchase Plan is qualified in its entirety by reference to the terms of the Employee Stock Purchase Plan attached hereto as Annex A.

SUMMARY DESCRIPTION

     A total of 200,000 shares of Common Stock have been authorized for issuance under the Employee Stock Purchase Plan. The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code. The Employee Stock Purchase Plan will be administered by the compensation committee of the board of directors.

     Each employee of the Company, and of such affiliated companies, including subsidiaries, as the board of directors of the Company or the compensation committee shall from time to time designate ("Participating Companies"), may participate in the Employee Stock Purchase Plan if: (i) the employee's customary employment with the Company or a Participating Company is at least five months per calendar year; (ii) the employee has not less than three months of service as of the start of an Offering Period (as defined below); and (iii) the employee would not, as a result of the grant, hold options to purchase 5% or more of the Common Stock of the Company.

     The Employee Stock Purchase Plan allows eligible employees to purchase Common Stock through a series of successive offering periods (the "Offering Periods") until the maximum number of shares authorized for issuance under the Employee Stock Purchase Plan has been purchased or the Employee Stock Purchase Plan is sooner terminated. The initial Offering Period will run from August 1, 2000 to January 31, 2001. Subsequent successive Offering Periods will be for six calendar months beginning February 1, 2001, unless otherwise determined by the compensation committee.

     The purchase price of Common Stock offered under the Employee Stock Purchase Plan for each Offering Period will be the lower of 85% of the fair market value of the Common Stock on the first day of that Offering Period and 85% of the fair market value on the date of purchase, which is the last day of the Offering Period. The fair market value of the Common Stock is defined in the Employee Stock Purchase Plan as the closing price on that day as reported by the National Association of Securities Dealers on the Nasdaq National Market. Payment of the purchase price of Common Stock purchased under the Employee Stock Purchase Plan will be made during the Offering Period by payroll deductions authorized by the employee, that are not in excess of 10% of the employee's compensation. The maximum number of shares to be purchased by one employee during an Offering Period can not exceed 500 shares of Common Stock.

     The employee may terminate payroll deductions at any time, in which case any payroll deductions which have not been applied to the purchase of Common Stock will be refunded, as soon as practicable, to the employee. If any participating employee ceases to be employed by the Company or a Participating Company for any reason, including death or disability, the employee's participation in the Employee Stock Purchase Plan shall terminate. Upon termination of an employee's participation, any payments not previously applied to the purchase of Common Stock shall be paid to the employee or the employee's beneficiary as soon as practicable.

     If the number of shares to be granted to all participating employees on any date exceeds the shares remaining to be granted from the shares of Common Stock authorized under the Employee Stock Purchase Plan, each participating employees subscription will be reduced on a pro rata basis.

     The number of shares subject to the Employee Stock Purchase Plan may be adjusted by the compensation committee in connection with mergers, consolidations, stock dividends or similar events.

     The board of directors may alter, amend, suspend or discontinue the Employee Stock Purchase Plan with respect to any shares of Common Stock not subject to employee purchase rights. However, no action can be taken by the board without shareholder approval if it involves an increase in the number of shares of Common Stock subject to the Employee Stock Purchase Plan (except as described in the preceding paragraph) or any other change that would require shareholder approval to maintain the Employee Stock Purchase Plan's status under
Section 423 of the Internal Revenue Code.

     Because the purchase of shares of Common Stock under the Employee Stock Purchase Plan is discretionary with all eligible employees, it would not be meaningful to include information as to the number of shares of Common Stock which would have been distributable during our 2000 fiscal year to all employees, or to groups of employees, including the named executive officers, or to any particular employee of the Company or any Participating Company had the Employee Stock Purchase Plan been in effect during the year.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the United States federal income tax consequences that may occur as a result of the Employee Stock Purchase Plan based on the federal income tax laws in effect on April 1, 2000. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

     The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Assuming the Employee Stock Purchase Plan so qualifies, participants will not recognize income for federal income tax purposes either upon grants of purchase rights under the Employee Stock Purchase Plan or upon purchases of shares thereunder. All federal income tax consequences of purchasing shares under the Employee Stock Purchase Plan generally will be deferred until the participant sells or otherwise disposes of the shares.

     If the shares are held more than two years from the first day of the applicable Offering Period and more than one year from the applicable purchase date, the participant will be taxed on the sale of such shares at long-term capital gains rates, except to the extent that the participant realizes ordinary income under Section 423(c) of the Internal Revenue Code in an amount equal to 15% of the fair market value of the shares on the first day of the Offering Period or, if less, the amount by which the fair market value of the shares at the time of the sale exceeds the purchase price.

     If shares acquired under the Employee Stock Purchase Plan are sold, exchanged or otherwise disposed of before the end of the required holding periods described above, the participant will, in the usual case, realize ordinary income at the time of disposition equal to the excess of the fair market value of the shares on the applicable purchase date over the purchase price of the shares. Any additional gain on the sale or disposition should be taxable as capital gains, long-term or short-term, depending on the holding period.

     To the extent that an employee of the Company or any Participating Company realizes ordinary income because he or she did not hold the stock more than two years from the first day of the applicable Offering Period and more than one year from the applicable purchase date, the Company or the Participating Company generally will be entitled to a corresponding deduction in the year in which the disposition occurs. Otherwise, no deduction is allowable to the Company with respect to shares acquired under the Employee Stock Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the ratification and approval of the Company's 2000 Employee Stock Purchase Plan.

                                 PROPOSAL NO. 3

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Company is asking the shareholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 31, 2001. Deloitte & Touche has performed the audit of the Company's financial statements since 1994.

     Representatives of Deloitte & Touche will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions from shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the ratification of Deloitte & Touche LLP as the Company's independent auditors.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Shareholder proposals intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than December 14, 2000 in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2001 Annual Meeting of Shareholders, such shareholder must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by February 27, 2001. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given to the Company, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at the 2001 Annual Meeting of Shareholders, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of the Company's Bylaws.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be presented for shareholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements of the Meeting, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                                                         ANNEX A

                               T/R SYSTEMS, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE

     The T/R Systems, Inc. 2000 Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of T/R Systems, Inc. (the "Company") and such other companies, whether or not currently in existence or currently affiliated with the Company ("Participating Companies"), as the Board of Directors of the Company (the "Board") or the Committee (as defined below) shall from time to time designate, with a convenient method of becoming shareholders of the Company; provided that each such Participating Company shall qualify as a "parent corporation" or "subsidiary corporation" (a "Corporate Affiliate"), as defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), on the first day of the relevant Offering Period (as such term is defined in Section 5). It is further intended that the Plan shall qualify as an "employee stock purchase plan" as defined in Section 423 of the Code.

2. ADMINISTRATION

     (a) Administrative Body. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board. The Committee shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties who have an interest in the Plan. The Committee may delegate any of its duties and responsibilities under the Plan.

     (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Section 2(a), in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

3. EFFECTIVE DATE AND TERM OF PLAN

     (a) Effective Date; Approval of Shareholders. The Plan shall take effect upon adoption by the Board; provided, however, that any purchase rights and purchases under the Plan shall be null and void unless the Plan is approved by a vote of the holders of a majority of the total number of outstanding shares of the common stock of the Company ("Common Stock") present in person or by proxy at a meeting at which a quorum representing a majority of the outstanding Common Stock is present in person or by proxy, which approval must occur within the period of 12 months after the date the Plan is adopted by the Board.

     (b) Termination of Plan. The Plan shall continue in effect until the date on which all shares of Common Stock available for issuance under the Plan shall have been issued unless earlier terminated pursuant to Section 4(b) or 10.

4. STOCK SUBJECT TO THE PLAN

     (a) Number of Shares. The stock subject to the Plan shall be shares of Common Stock which are authorized but unissued or which have been reacquired by the Company. In connection with the sale of shares of Common Stock under the Plan, the Company may repurchase shares of Common Stock in the open market. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan shall not exceed 200,000 shares (subject to further adjustment thereafter as provided in Section 4(b)).

     (b) Adjustment. If any change is made in the Common Stock subject to the Plan, or subject to any purchase right granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, spin-off, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Committee may make appropriate adjustments as to (i) the class and maximum number of shares subject to the Plan, (ii) the class and maximum number of shares purchasable by each participant per Offering Period and (iii) the class and number of shares and price per share of stock subject to outstanding purchase rights, in order to prevent the dilution or enlargement of benefits thereunder. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding purchase rights under this Plan such alternate consideration as it, in good faith, may determine to be equitable in the circumstances.

5. OFFERING PERIODS

     (a) Terms of Offering Period. Common Stock shall be offered for purchase under the Plan through a series of successive offering periods ("Offering Periods") until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been issued pursuant to purchase rights granted under the Plan or (ii) the Plan shall have been sooner terminated in accordance with Section 4(b) or 10. The Committee shall determine, in its discretion, the length of each Offering Period, provided that no Offering Period shall have a term exceeding 27 months.

     (b) Initial Offering Periods. The initial Offering Period under the Plan shall begin on August 1, 2000 and shall end on January 31, 2001. Unless the Committee otherwise determines, subsequent Offering Periods shall be for a period of six calendar months, commencing on each August 1 and February 1 during the term of the Plan.

     (c) Purchase Rights. Each participant shall be granted a separate purchase right for each Offering Period in which the individual participates. The purchase right shall be granted on the first day of such Offering Period and shall be automatically exercised on the last day of the Offering Period.

6. ELIGIBILITY AND PARTICIPATION

     (a) General Rules. Each employee of the Company or any of the Participating Companies whose customary employment with the Company or any Participating Company is at least five (5) months per calendar year and who has not less than three (3) months of service with the Company or any Participating Company shall be an eligible employee. An employee may participate in an Offering Period if the employee is an eligible employee on the first day of the Offering Period. Eligible employees may become participants with respect to an Offering Period by executing such instruments as the Committee may specify and delivering them to such persons and at such time prior to the first day of that Offering Period as the Committee may specify.

     (b) Five Percent Owner. Under no circumstances shall purchase rights be granted under the Plan to any employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)), or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate.

7. PURCHASE RIGHTS

     Purchase rights shall be evidenced by instruments in such form as the Committee may from time to time approve, and shall conform to the following terms and conditions:

          (a) Purchase Price. The purchase price ("Purchase Price") per share of each share of Common Stock purchased on any date within an Offering Period shall be the lower of (i) eighty-five percent (85%) of the fair market value per share of the Company's Common Stock on the first day of the Offering Period and (ii) eighty-five percent (85%) of the fair market value per share of the Company's Common Stock on the purchase date.

          (b) Fair Market Value. For purposes of the Plan, the fair market value per share of the Company's Common Stock on any day shall be the closing price on that date as reported by the National Association of Securities Dealers on the Nasdaq National Market, or on the next regular business date on which shares of the Common Stock are traded in the event that no shares of the Common Stock have been traded on the relevant day. If the Nasdaq National Market shall cease to be the primary exchange or market for the Company's Common Stock, fair market value shall be determined based on the closing price (or, if not available, the mean between the high and low selling or bid and asked prices) as reported for the exchange or market that the Committee determines to be the primary market for such Common Stock.

          (c) Payroll Deductions. Payment for Common Stock under the Plan shall be effected by means of the participant's authorized payroll deductions or such other means as the Committee may authorize. Such deductions shall begin with the first pay day following the commencement of the Offering Period and shall (unless sooner terminated by the participant) remain in effect throughout that Offering Period. No interest shall accrue on any amounts withheld from a participant's compensation or otherwise held in an account established for a participant. The Committee may permit participants to elect payroll deductions pursuant to one or either of the following methods:

             (i) Flat Dollar Amount. A participant may elect an amount, per biweekly payroll check, to be contributed to the Plan, that is, on an annualized basis, not in excess of ten percent (10%) of his or her compensation (as defined below). The minimum contribution is $20 per payroll check.

             (ii) Percentage of Compensation. A participant may elect a percentage of the participant's compensation paid during the Offering Period, in one percent (1%) increments (not to exceed ten percent (10%)), to be contributed to the Plan. Compensation for this purpose means the participant's total compensation, which includes regular base earnings paid by the Company or a Participating Company, sales commissions, overtime and elective contributions that are not includible in income under Sections 125 and 401(k) of the Code, or any other definition of compensation that complies with the requirements of
        Section 423(b)(5) of the Code.

          (d) Number of Shares. On the first day of any Offering Period, the Company shall be deemed to have granted under this Plan to the participant an option for as many full shares of Common Stock as he or she will be able to purchase with the payroll deductions credited to his or her account during the Offering Period. The maximum number of shares of Common Stock which can be purchased by any one participant during any Offering Period shall not exceed 500 shares of Common Stock.

          (e) Termination of or Changes to Payroll Deductions. A participant may terminate payroll deductions at any time by filing the appropriate form with the Committee. Such termination shall become effective as soon as administratively practicable following the receipt of such form. Any payroll deductions previously collected from the participant and not previously applied to the purchase of Common Stock during that Offering Period shall be refunded to the participant as soon as practicable. Termination of payroll deductions in a given Offering Period will not affect the participant's ability to participate in any subsequent Offering Period. Prior to the commencement of any new Offering Period, a participant may resume, increase or decrease payroll deductions by filing the appropriate form with the Committee. The new payroll deduction shall become effective on the first day of the first Offering Period following the receipt of such form.

          (f) Termination of Employment. If a participant ceases to be employed by the Company or a Participating Company for any reason, including death or disability, prior to the end of an Offering Period, the participant's purchase right shall terminate, and any payroll deductions previously collected from the participant and not previously applied to the purchase of Common Stock during that Offering Period shall be paid to the participant or the participant's personal representative as soon as practicable. The Committee may provide, on a uniform basis with respect to any Offering Period, that an employee who is on a leave of absence shall be deemed to have terminated employment after a specified period.

          (g) Proration of Purchase Rights. If the total number of shares of Common Stock for which purchase rights are to be granted on any date in accordance with the terms of the Plan exceeds the number of shares of Common Stock then remaining available under the Plan (after deduction of all shares of Common Stock for which purchase rights have been exercised or are then outstanding), the

     Committee shall make a pro rata allocation of the shares of Common Stock remaining available in as near as uniform a manner as shall be practicable and as it shall deem equitable. The Committee shall give written notice of such allocation to each participant affected thereby.

          (h) Exercise. Each purchase right shall be exercised automatically on the purchase date for the number of whole shares of Common Stock purchasable with the amount in a participant's account, unless the purchase right has been previously terminated pursuant to Section 7(e) or 7(f). No fractional shares may be purchased under the Plan. Any cash remaining in a participant's account after the purchase date shall be promptly refunded to the participant.

          (i) Assignment. Subject to Section 8, purchase rights under the Plan shall not be assignable or transferable by the participant other than by will or by the laws of descent and distribution and during the life of the participant shall be exercisable only by the participant.

          (j) Rights as Stockholder. A participant shall have no rights as a stockholder with respect to shares of Common Stock covered by any purchase right granted under the Plan until the purchase right is exercised. Except as provided for in Section 4(b), no adjustments shall be made for dividends or other rights for which the record date is prior to the date of exercise.

          (k) Accrual Limitations. No purchase right shall permit the rights of a participant to purchase stock under all "employee stock purchase plans" (as defined in Section 423 of the Code) of the Company or a Corporate Affiliate to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such purchase right is granted) for each calendar year in which such purchase right is outstanding at any time. For Offering Periods of less than one year, the Committee may, by uniform rule applicable to each participant, limit the accrual rate to a pro-rata portion of such $25,000.

          (l) Regulatory Approval. The implementation of the Plan, the granting of any purchase right under the Plan, and the issuance of Common Stock upon the exercise of any such purchase right shall be subject to the Company's compliance with all applicable requirements of the Securities Act of 1933, all applicable listing requirements of any securities exchange on which the Common Stock is listed and all other applicable requirements established by law or regulation.

          (m) Other Provisions. Instruments evidencing purchase rights may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable.

8. DESIGNATION OF BENEFICIARY

     A participant may file a written designation of a beneficiary who is to receive shares of Common Stock and cash, if any, credited on behalf of the participant under the Plan in the event of such participant's death. Such designation of beneficiary may be changed by the participant at any time by filing the appropriate form with the Committee. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company shall deliver such shares of Common Stock and/or cash to the participant's spouse or if no spouse is living, to the children of the participant in equal shares.

9. CORPORATE TRANSACTIONS

     The grant of purchase rights under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

10. AMENDMENT AND TERMINATION

     The Board may from time to time alter, amend, suspend, or discontinue the Plan with respect to any shares of Common Stock at any time not subject to purchase rights; provided, however, that no such action of the Board may, without the approval of stockholders of the Company, (i) increase the number of shares of Common Stock subject to the Plan (unless necessary to effect the adjustments required under Section 4(b)) or (ii) make any other change with respect to which the Board determines that stockholder approval is required by applicable law or regulatory standards or with respect to which stockholder approval is required in order to maintain the Plan's status as an "employee stock purchase plan" under Section 423 of the Code.

                               [TR SYSTEMS LOGO]

                                  DETACH HERE


                                     PROXY


                               T/R SYSTEMS, INC.

                              1300 Oakbrook Drive
                            Norcross, Georgia 30093

                   Proxy Solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders, May 11, 2000

               (see Proxy Statement for discussion of Proposals)


         The undersigned hereby appoints Michael E. Kohlsdorf and Lyle W. Newkirk, and each of them, as proxies, with power of substitution, to vote all shares of T/R Systems, Inc. Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2000 Annual Meeting of Shareholders of T/R Systems, Inc., or any adjournment thereof.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL NOMINEES LISTED IN
                     PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

                                                                                                            FOR   AGAINST  ABSTAIN
1. Election of three directors for a three-year term.          2. Ratification of the T/R Systems, Inc.
   NOMINEE:  (01) Charles H. Phipps, (02) Peter S. Sealey,        2000 Employee Stock Purchase Plan.        [ ]     [ ]     [ ]
             (03) Kevin J. McGarity

                  FOR                  WITHHELD                3. The appointment of Deloitte & Touche
                  ALL    [ ]      [ ]  FROM ALL                   LLP as Independent Auditors of the
                NOMINEES               NOMINEES                   Company.                                 [ ]     [ ]     [ ]


[ ]  _______________________________________                   THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS
     FOR ALL NOMINEES EXCEPT AS LISTED ABOVE                   SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE
                                                               VOTED IN FAVOR OF ALL NOMINEES LISTED IN PROPOSAL 1 AND
                                                               FOR PROPOSALS 2 AND 3 AND AT THE DISCRETION OF THE PROXIES ON
                                                               ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



                                                                        MARK HERE                     MARK HERE
                                                                      FOR ADDRESS  [ ]              IF YOU PLAN   [ ]
                                                                      CHANGE AND                     TO ATTEND
                                                                      NOTE AT LEFT                  THE MEETING

                                                               NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor,
                                                               administrator, trustee or guardian, give full name and title as such.

                                                               PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature:___________________________    Date:____________     Signature:________________________  Date:______________